SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 30, 1999
                                                          -------------

                                   @EBS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              FLORIDA              2-96392-A           59-2493183
              ---------------------------------------------------
         (STATE OR OTHER         (COMMISSION         (IRS EMPLOYER
         JURISDICTION OF          FILE NUMBER)      IDENTIFICATION NO.)
           FORMATION)


         1800 NW 49TH STREET, SUITE 100, FORT LAUDERDALE, FLORIDA 33309
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 229-5100
                                                           --------------

                          TRIANGLE IMAGING GROUP, INC.,
                          -----------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

                            -------------------------

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ITEM 5.  OTHER EVENTS

         At a meeting of the shareholders of Triangle Imaging Group, Inc. (the "Company') held on May 27, 1999, a majority of the Company's shareholders voted in favor of an amendment to the Company's Articles of Incorporation to (i) change the Company's name to "@ebs, inc.," and (ii) enable the Company's Board of Director's to establish the preferences, limitations and relative rights with respect to any class of unissued shares of capital stock. Accordingly, on June 30, 1999 the Company filed an amendment to the Company's Articles of Incorporation effecting such changes to its Articles of Incorporation.

         In addition, in connection with a private sale of its securities to Waterside Capital Corporation, a small business investment company ("Waterside"), the Company established preferences, limitations and relative rights with respect to Series C Preferred Stock and Series D Redeemable Convertible Preferred Stock. The terms of each such series of Preferred Stock are summarized below:

SERIES C PREFERRED STOCK

DESIGNATION AND AMOUNT; RANK. The shares of such series are designated as Series C Preferred Stock and the number of shares constituting such series is 1,500, all of which have been issued to Waterside. The Series C Preferred Stock has a par value of $1,000 per share and rank senior to all series of preferred stock and common stock.

DIVIDENDS. Holders of Series C Preferred Stock are entitled to receive a quarterly cash dividend of $31.25 per share, commencing on April 15, 1999.

CONVERSION. Each share of Series C Preferred Stock is not convertible into any other securities of the Company.

LIQUIDATION RIGHTS. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, each share of Series C Preferred Stock shall have a liquidation preference of $1,000 plus unpaid dividends that have accrued to the date of payment, if any.

VOTING RIGHTS. Each holder of Series C Preferred Stock shall not be entitled to vote, except that (i) a majority of the holders of Series C Preferred Stock are entitled to appoint one member to the Company's Board of Directors and (ii) the Company may not effect any of the following actions without the prior written consent of at least 66.67% of the shares of Series C Preferred Stock:

                  (a) alter  or  change   the   powers,   rights,   limitations,
         preferences or restrictions of the Series C Preferred Stock;

                  (b) Create a class or series of capital stock having rights , preferences or privileges prior or superior to the Series C Preferred Stock;

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                  (c) Increase or decrease the  aggregate  number of  authorized shares of Series C Preferred Stock, except for any decrease resulting from any redemption, repurchase or other reacquisition, or effect an exchange or reclassification of the shares of Series C Preferred Stock;

                  (d) Repurchase redeem or otherwise acquire any shares of the Company's capital stock other than the Series C Preferred Stock if any dividends on the Series C Preferred Stock which have accrued and are payable remain outstanding at the time;

                  (e) Liquidate, dissolve or wind-up the affairs of the Company or merge or consolidate the Corporation with any other entity or sell or encumber all or substantially all of the Company's assets or issue in one or a series of related transactions shares representing more than fifty percent (50%) of the aggregate voting power of all classes and series of the Company's voting stock if any dividends on the Series C Preferred Stock which have accrued and are payable remain outstanding at the time; or

                  (f) Declare or pay any dividend or other distribution with respect to stock ranking junior to the Series C Preferred Stock if any dividends on the Series C Preferred Stock which have accrued and are payable remain outstanding at the time.

SERIES D REDEEMABLE CONVERTIBLE PREFERRED STOCK

DESIGNATION AND AMOUNT; RANK. The shares of such series are designated as Series D Redeemable Convertible Preferred Stock and the number of shares constituting such series is 700, all of which have been issued to Waterside. The Series D Redeemable Convertible Preferred Stock has a par value of $1,000 per share and rank senior to all series of preferred stock and common stock, except for shares of Series C Preferred Stock which rank senior to the shares of Series D Redeemable Convertible Preferred Stock.

DIVIDENDS. Holders of Series D Redeemable Convertible Preferred Stock are entitled to receive a quarterly cash dividend of $31.25 per share, commencing on October 15, 1999.

CONVERSION. Each share of Series D Redeemable Convertible Preferred Stock is convertible at any time into 870 shares of the Company's common stock, subject to anti-dilution protection.

LIQUIDATION RIGHTS. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, each share of Series D Redeemable Convertible Preferred Stock shall have a liquidation preference of $1,000 plus unpaid dividends that have accrued to date of payment, if any.

VOTING RIGHTS. Each holder of Series D Redeemable Convertible Preferred Stock shall not be entitled to vote, except that the Company may not effect any of the following actions without the prior written consent of at least 66.67% of the shares of Series D Redeemable Convertible Preferred Stock:

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


                  (a) alter  or  change   the   powers,   rights,   limitations,
         preferences or restrictions of the Series D Redeemable Convertible Preferred Stock;

                  (b) Create a class or series of capital stock having rights , preferences or privileges prior or superior to the Series D Redeemable Convertible Preferred Stock (other than the Series C Preferred Stock);

                  (c) Increase or decrease the aggregate number of authorized shares of Series D Redeemable Convertible Preferred Stock, except for any decrease resulting from any redemption, repurchase or other reacquisition, or effect an exchange or reclassification of the shares of Series D Redeemable Convertible Preferred Stock;

                  (d) Repurchase redeem or otherwise acquire any shares of the Company's capital stock other than the Series D Redeemable Convertible Preferred Stock if any dividends on the Series D Redeemable Convertible Preferred Stock which have accrued and are payable remain outstanding at the time;

                  (e) Liquidate, dissolve or wind-up the affairs of the Company or merge or consolidate the Corporation with any other entity or sell or encumber all or substantially all of the Company's assets or issue in one or a series of related transactions shares representing more than fifty percent (50%) of the aggregate voting power of all classes and series of the Company's voting stock if any dividends on the Series D Redeemable Convertible Preferred Stock which have accrued and are payable remain outstanding at the time; or

                  (f) Declare or pay any dividend or other distribution with respect to stock ranking junior to the Series D Redeemable Convertible Preferred Stock if any dividends on the Series D Redeemable Convertible Preferred Stock which have accrued and are payable remain outstanding at the time.

         On June 30, 1999, the Company entered into a Series D Convertible Preferred Stock Purchase Agreement with Waterside Capital Corporation, pursuant to which Waterside paid an aggregate purchase price of $700,000 in immediately available funds in exchange for the issuance of 700 shares of its Series D Redeemable Convertible Preferred Stock and a Stock Purchase Warrant. The Warrant entitles the holder to purchase up to 80,000 shares of Company's Common Stock at an exercise price of $1.15 per share until June 30, 2009, so long as the Series D Redeemable Preferred Stock remains outstanding. The right to exercise the Warrant vests with respect to 20,000 shares on June 30, 1999 and with respect to 12,000 shares on each June 30th for the five year period commencing on June 30, 2000. Pursuant to the terms of an Investor Rights Agreement, the Company and Harold S. Fischer granted Waterside the right to put the shares of Series D

                                       4
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Redeemable  Preferred  Stock  first,  to the  Company,  and  then,  to Harold S.
Fischer, on the fifth anniversary of its issuance or earlier upon a Change of Control (as defined) at a price of $1,000 per share plus accrued and unpaid dividends. In exchange for Mr. Fischer's agreement to become obligated to repurchase the Series D Redeemable Preferred Stock from Waterside (in the event that the Company fails to do so), the Company issued to Mr. Fischer an option to purchase 200,000 of the Company's Common Stock at an exercise price equal to $.875 per share. In addition, under a Registration Rights Agreement, the Company granted Waterside certain piggyback registration rights with respect to the shares of Common Stock issuable upon the conversion of the Series D Redeemable Convertible Preferred Stock and upon the exercise of the Warrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         (i) Series D Preferred Stock Purchase Agreement dated as of June 30, 1999 by and among the Company, Harold S. Fischer and Waterside Capital Corporation.

         (ii) Investor Rights Agreement dated as of June 30, 1999 by and among the Company, Harold S. Fischer and Waterside Capital Corporation.

         (iii) Registration Rights Agreement dated as of June 30, 1999 by and between the Company and Waterside Capital Corporation.

         (iv) Stock Purchase Warrant dated as of June 30, 1999 by and between the Company and Waterside Capital Corporation.

         (v) Articles of Amendment to the Articles of Incorporation of the Company filed on June 30, 1999.

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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                           TRIANGLE IMAGING GROUP, INC.



                                  By:  /s/ HAROLD S. FISCHER
                                       -----------------------------------------
                                           Harold S. Fischer
                                           Chief Executive Officer and President

Dated:    July 14, 1999